UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8709

Salomon Brothers High Income Fund II Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: April 30

Date of reporting period: April 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

APRIL 30, 2006

Salomon Brothers High Income Fund II Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers High Income Fund II Inc.

Annual Report  •  April 30, 2006

What’s

Inside

Fund Objective

The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with maximization of current income.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was generally strong during the one-year period of this report. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)i advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%. The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.

Both short- and long-term yields rose over the reporting period. During the one-year period ended April 30, 2006, two-year Treasury yields increased from 3.66% to 4.87%. Over the same period, 10-year Treasury yields moved from 4.21% to 5.07%. During part of the reporting period, the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. An inverted yield curve has historically foreshadowed an economic slowdown or recession. However, some experts, including new

Salomon Brothers High Income Fund II Inc.         I

Chairman Bernanke, believe the inverted yield curve was largely a function of strong foreign demand for longer-term bonds. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,iv returned 0.71%.

The high yield market generated strong results during the reporting period, supported by generally solid corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly surrounding the automobile industry. During the one-year period ended April 30, 2006, the Citigroup High Yield Market Indexv returned 8.61%.

Emerging markets debt continued to produce strong results over the one-year reporting period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 11.97%. A strengthening global economy, solid domestic spending and high energy and commodity prices continue to support many emerging market countries. In addition, a number of these countries have strengthened their balance sheets in recent years. We believe that these positives more than offset the potential negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then exisiting investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the

II         Salomon Brothers High Income Fund II Inc.

transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. Legg Mason has recommended to the Board of Directors of the Fund that Western Asset be appointed as the sub-advisor to the Fund, subject to applicable regulatory requirements.

The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Michael C. Duda assumed portfolio management responsibilities for the Fund on March 17, 2006. These portfolio managers are employees of the Manager for purposes of carrying out their duties relating to the Fund and they also will continue to serve as employees of Western Asset.

The Board is working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Salomon Brothers High Income Fund II Inc.         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 25, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV         Salomon Brothers High Income Fund II Inc.

Manager Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the last year, the overall bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)i. To gain some perspective on how far we’ve come in terms of interest rates, consider the following; In May 2004, the federal funds rateii, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it instituted 15 straight 0.25% rate hikes through the end of April 2006, bringing the federal funds rate to 4.75%. After the reporting period ended, the Fed again raised rates in May to 5.00%.

High yield securities significantly outperformed the overall bond market during the one-year period ended April 30, 2006, as the Citigroup High Yield Market Indexiii and Lehman Brothers U.S. Aggregate Indexiv returned 8.61% and 0.71%, respectively. The high yield market was supported by strong technical factors, with positive supply and demand trends. High yield market fundamentals were positive as well, with strong corporate balance sheets, generally high cash levels and continued low default rates. These factors tended to overshadow a number of company specific issues, many surrounding the automobile industry. For example, during the reporting period both General Motors Corporation and Ford Motor Company were downgraded to high yield status and automobile parts suppliers Delphi and Dana Corp. filed for bankruptcy.

Performance Review

For the twelve months ended April 30, 2006, the Salomon Brothers High Income Fund II Inc. returned 14.43%, based on its net asset value (“NAV”)v and -1.58% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 8.61% and its Lipper High Current Yield (Leveraged) Closed-End Funds Category Averagevi increased 11.27% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         1

During the twelve-month period, the Fund made distributions to shareholders totaling $0.91 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2006 (unaudited)

Price Per Share	12-Month Total Return
$11.74 (NAV)	14.43%

$10.04 (Market Price)	-1.58%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s outperformance versus the benchmark was driven predominantly by positive security selection in the high yield and emerging markets debt markets. In the high yield portion of the portfolio, issue selection was particularly strong in CCC-rated and below securities and in the tower, energy and utilities sectors. Within the Fund’s emerging markets debt component, positive issue selection in Mexico, Colombia and Turkey contributed to performance, as did overweight positions in Argentina and Colombia and underweights in Malaysia, China and Russia. The use of leverage also positively contributed to the Fund’s performance. Late in the reporting period, the Fund’s emphasis on BB-rated bonds, particularly those of General Motors and Ford, benefited as their spreads narrowed. In addition, the Fund’s holding in Visteon, a global automotive supplier, contributed to performance. Elsewhere, the Fund benefited from a large overweight in the buildings products sector. The Fund remains overweight in this sector despite its strong year-to-date performance, due to continued attractive yields.

What were the leading detractors from performance?

A. Higher-than-average levels of cash in the Fund, due to a series of calls and tenders during the reporting period, detracted from overall performance in the high yield allocation, as did security selection in the cable and other media sector. Within the Fund’s emerging markets debt component, an overweight in Mexico and underweight in Venezuela detracted from performance relative to the benchmark. Security selection in Brazil was a drag on results. Toward the end of the reporting period, underweights in both Dana Corp. and Tembec detracted from results. Ironically, although Dana Corp. filed for bankruptcy in March 2006, it was the month’s best performing high yield issuer.

2         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

We believe this was a result of the market being relieved with Dana Corp.’s proactive restructuring. In addition, overweights to pipelines and independent energy in March and April impaired performance as these quality sectors traded off along with Treasuries.

Q. Were there any significant changes to the Fund during the reporting period?

A. Beginning in mid-March, we tactically shifted away from emerging markets debt to reinvest assets into the high yield market based on our assessment of relative valuation. As such, we decreased its exposure to the more liquid emerging markets countries, specifically Brazil, Mexico and Russia, and reallocated assets into the automotive, cable & other media, energy, healthcare and publishing/printing high yield sectors. We also reinvested cash received from calls and tenders in the high yield portion of the Fund during the period back into the high yield market. We decreased the Fund’s exposure to BBB- and CCC-rated securities during the 10-month period in favor of mid-quality debt.

During the short period in which the new portfolio management team has managed the Fund, the quality profile of its portfolios has been gradually upgraded. However, the Fund still has a slightly lower quality bias relative to the benchmark.

Looking for Additional Information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XHIXX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers High Income Fund II Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Salomon Brothers Asset Management Inc

May 31, 2006

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall generally, reducing the value of the Fund. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note an investor cannot invest directly in an index.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note an investor cannot invest directly in an index.

[v]	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 29 funds in the Fund’s Lipper category, and excluding sales charges.

4         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         5

Schedule of Investments (April 30, 2006)

SALOMON BROTHERS HIGH INCOME FUND II INC.

Face Amount†	Security(a)	Value

CORPORATE BONDS & NOTES — 84.1%
Aerospace & Defense — 1.7%
4,200,000	Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11	$4,446,750
3,100,000	DRS Technologies Inc., Senior Subordinated Notes, 7.625% due 2/1/18	3,196,875
5,500,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	5,692,500
4,000,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	4,320,000

	Total Aerospace & Defense	17,656,125

Airlines — 0.3%
1,540,000	American Airlines Inc., Pass-Through Certificates, Series 2001-02, Class C, 7.800% due 10/1/06	1,544,654
	Continental Airlines Inc., Pass-Through Certificates:
493,588	Series 1998-1, Class C, 6.541% due 9/15/08	466,212
1,354,279	Series 2000-2, Class C, 8.312% due 10/2/12	1,290,156

	Total Airlines	3,301,022

Auto Components — 0.8%
2,100,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	1,911,000
1,700,000	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	1,891,250
2,409,000	TRW Automotive Inc., Senior Notes, 9.375% due 2/15/13	2,601,720
2,320,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	2,093,800

	Total Auto Components	8,497,770

Automobiles — 2.7%
	Ford Motor Co.:
1,150,000	Debentures, 8.900% due 1/15/32	882,625
26,660,000	Notes, 7.450% due 7/16/31	19,595,100
775,000	Senior Notes, 4.950% due 1/15/08	720,687
	General Motors Corp., Senior Debentures:
2,375,000	8.250% due 7/15/23	1,733,750
5,790,000	8.375% due 7/15/33	4,342,500

	Total Automobiles	27,274,662

Building Products — 1.7%
8,500,000	Associated Materials Inc., Senior Discount Notes, step bond to yield 11.239% due 3/1/14	5,227,500
650,000	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	699,563
5,990,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	6,169,700
5,075,000	Ply Gem Industries Inc., Senior Subordinated Notes, 9.000% due 2/15/12	4,910,062

	Total Building Products	17,006,825

Capital Markets — 0.6%
3,104,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	3,429,920
2,450,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	2,505,125

	Total Capital Markets	5,935,045

See Notes to Financial Statements.

6         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Face Amount†	Security(a)	Value

Chemicals — 5.4%
2,500,000	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	$2,643,750
2,800,000	Borden Chemicals & Plastics LP, Notes, 9.500% due 5/1/05 (b)(c)(d)*	49,000
3,500,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	3,832,500
8,500,000	FMC Corp., Senior Debentures, 7.750% due 7/1/11	8,838,470
	Huntsman International LLC, Senior Subordinated Notes:
3,873,000	10.125% due 7/1/09	3,960,142
675,000	8.125% due 1/1/15 (e)	680,063
3,675,000	Innophos Inc., Senior Subordinated Notes, 8.875% due 8/15/14	3,803,625
	Lyondell Chemical Co., Senior Secured Notes:
1,517,000	9.500% due 12/15/08	1,589,058
1,400,000	11.125% due 7/15/12	1,554,000
3,075,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	3,394,031
3,550,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	3,727,500
4,475,000	Montell Finance Co. BV, 8.100% due 3/15/27 (e)	4,284,812
6,550,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	6,795,625
4,075,000	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10	4,380,625
	Rhodia SA:
374,000	Senior Notes, 10.250% due 6/1/10	419,815
4,586,000	Senior Subordinated Notes, 8.875% due 6/1/11	4,757,975

	Total Chemicals	54,710,991

Commercial Services & Supplies — 1.9%
2,100,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	2,089,500
	Allied Waste North America Inc.:
	Senior Notes, Series B:
250,000	8.500% due 12/1/08	264,375
1,617,000	9.250% due 9/1/12	1,750,402
1,050,000	7.250% due 3/15/15	1,073,625
6,000,000	Senior Secured Notes, Series B, 7.375% due 4/15/14	5,940,000
3,200,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	3,488,000
	Cenveo Corp.:
1,000,000	Senior Notes, 9.625% due 3/15/12	1,072,500
3,050,000	Senior Subordinated Notes, 7.875% due 12/1/13	2,966,125
290,000	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	316,100

	Total Commercial Services & Supplies	18,960,627

Communications Equipment — 1.3%
10,825,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	9,661,313
3,640,000	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	3,563,356

	Total Communications Equipment	13,224,669

Computers & Peripherals — 0.7%
3,000,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	3,105,000
	SunGard Data Systems Inc.:
2,900,000	Senior Notes, 9.125% due 8/15/13 (e)	3,110,250
970,000	Senior Subordinated Notes, 10.250% due 8/15/15 (e)	1,047,600

	Total Computers & Peripherals	7,262,850

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         7

Schedule of Investments (April 30, 2006) (continued)

Face Amount†	Security(a)	Value

Containers & Packaging — 2.7%
3,250,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	$3,558,750
2,680,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	2,767,100
4,575,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	4,460,625
2,275,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	2,218,125
3,750,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	3,975,000
985,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (e)	999,775
795,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (b)	839,719
1,975,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	1,340,531
4,950,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	4,851,000
550,000	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	508,750
2,150,000	Tekni-Plex Inc., Senior Subordinated Notes, Series B, 12.750% due 6/15/10	1,478,125

	Total Containers & Packaging	26,997,500

Diversified Consumer Services — 0.4%
	Hertz Corp.:
2,650,000	Senior Notes, 8.875% due 1/1/14 (e)	2,828,875
1,245,000	Senior Subordinated Notes, 10.500% due 1/1/16 (e)	1,383,506

	Total Diversified Consumer Services	4,212,381

Diversified Financial Services — 7.5%
	Alamosa Delaware Inc.:
4,430,000	Senior Discount Notes, 12.000% due 7/31/09	4,767,787
1,950,000	Senior Notes, 11.000% due 7/31/10	2,166,937
1,255,000	CitiSteel USA Inc., Pass-Through Trust, Notes, 12.480% due 9/1/10 (e)(f)	1,302,063
10,580,000	Dow Jones CDX HY, Pass-Through Trust, Series 6-T3, 8.125% due 6/29/11 (e)	10,619,675
	Ford Motor Credit Co., Notes:
4,495,000	6.625% due 6/16/08	4,225,273
3,075,000	7.875% due 6/15/10	2,842,219
3,880,000	7.000% due 10/1/13	3,418,652
	General Motors Acceptance Corp.:
20,270,000	Bonds, 8.000% due 11/1/31	19,270,628
6,890,000	Notes, 6.875% due 8/28/12	6,428,177
3,380,000	H&E Equipment Services LLC/H&E Finance Corp., Senior Notes, 11.125% due 6/15/12	3,751,800
2,850,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.000% due 7/15/14	2,956,875
1,245,000	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (e)	1,274,569
6,438,930	Iowa Select Farm LP, Secured Notes, 6.500% due 12/1/12 (e)	3,219,465
1,950,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (e)	1,942,688
260,000	UCAR Finance Inc., 10.250% due 2/15/12	278,200
6,910,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.787% due 10/1/15	5,130,675
1,775,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	1,841,563

	Total Diversified Financial Services	75,437,246

See Notes to Financial Statements.

8         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Face Amount†		Security(a)	Value

Diversified Telecommunication Services — 4.0%
4,600,000		AT&T Corp., Senior Notes, 9.750% due 11/15/31	$5,467,063
1,810,000		Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	1,805,475
1,855,000		Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	1,998,762
1,700,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (e)	1,802,000
4,350,000		Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	4,594,687
		Intelsat Ltd.:
70,000		Notes, 7.625% due 4/15/12	60,375
3,200,000		Senior Discount Notes, step bond to yield 9.253% due 2/1/15 (e)	2,336,000
1,880,000		Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (e)	1,955,200
1,355,000		PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	1,431,219
		Qwest Communications International Inc., Senior Notes:
365,000		7.500% due 2/15/14	369,563
900,000		Series B, 7.500% due 2/15/14	911,250
		Qwest Corp.:
		Debentures:
455,000		7.500% due 6/15/23	453,863
8,728,000		6.875% due 9/15/33	8,106,130
7,325,000		Notes, 9.125% due 3/15/12	8,057,500
6,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	520,123
270,000		Wind Acquisition Finance SA, 10.750% due 12/1/15 (e)	299,700

		Total Diversified Telecommunication Services	40,168,910

Electric Utilities — 2.3%
		Edison Mission Energy, Senior Notes:
4,575,000		7.730% due 6/15/09	4,706,531
5,175,000		9.875% due 4/15/11	5,860,688
2,925,000		Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	3,089,531
		Reliant Energy Inc., Senior Secured Notes:
2,825,000		9.250% due 7/15/10	2,877,969
6,475,000		9.500% due 7/15/13	6,604,500

		Total Electric Utilities	23,139,219

Energy Equipment & Services — 0.3%
3,175,000		Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	3,429,000

Food & Staples Retailing — 0.0%
310,000		Rite Aid Corp., Notes, 7.125% due 1/15/07	312,325

Food Products — 1.2%
2,350,000		Doane Pet Care Co., Senior Subordinated Notes, 10.625% due 11/15/15	2,878,750
		Dole Food Co. Inc.:
1,600,000		Debentures, 8.750% due 7/15/13	1,548,000
		Senior Notes:
1,975,000		7.250% due 6/15/10	1,856,500
1,050,000		8.875% due 3/15/11	1,029,000
4,675,000		Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	4,710,062

		Total Food Products	12,022,312

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         9

Schedule of Investments (April 30, 2006) (continued)

Face Amount†	Security(a)	Value

Health Care Equipment & Supplies — 0.3%
2,500,000	Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12	$2,656,250

Health Care Providers & Services — 4.3%
4,425,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	4,723,687
4,450,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	4,472,250
5,120,000	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	5,408,000
	HCA Inc.:
7,200,000	6.500% due 2/15/16	6,958,973
2,100,000	Notes, 6.375% due 1/15/15	2,032,506
4,800,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	4,872,000
	Tenet Healthcare Corp., Senior Notes:
6,000,000	7.375% due 2/1/13	5,625,000
3,780,000	9.875% due 7/1/14	3,940,650
1,525,000	6.875% due 11/15/31	1,258,125
4,550,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	4,464,688

	Total Health Care Providers & Services	43,755,879

Hotels, Restaurants & Leisure — 6.6%
5,000,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	5,168,750
	Caesars Entertainment Inc., Senior Subordinated Notes:
700,000	9.375% due 2/15/07	720,125
4,500,000	8.875% due 9/15/08	4,781,250
3,000,000	8.125% due 5/15/11	3,243,750
2,725,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	2,779,500
5,480,000	Cinemark Inc., Senior Discount Notes, step bond to yield 9.088% due 3/15/14	4,384,000
4,725,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	4,949,437
4,150,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	4,170,750
2,980,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	3,240,750
4,800,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	4,740,000
1,835,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	1,912,987
3,850,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	3,715,250
	MGM MIRAGE Inc.:
1,775,000	Senior Notes, 6.750% due 9/1/12	1,766,125
485,000	Senior Subordinated Notes, 9.750% due 6/1/07	505,613
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
1,050,000	7.125% due 8/15/14	1,044,750
2,475,000	6.875% due 2/15/15	2,413,125
4,700,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	4,935,000
2,825,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	2,923,875
4,300,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	4,644,000
	Station Casinos Inc., Senior Subordinated Notes:
475,000	6.875% due 3/1/16	469,063
4,175,000	6.625% due 3/15/18 (e)	3,992,344

	Total Hotels, Restaurants & Leisure	66,500,444

See Notes to Financial Statements.

10         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Face Amount†	Security(a)	Value

Household Durables — 1.6%
271,000	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08	$270,323
4,000,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/49 (b)(c)(d)*	0
	Interface Inc.:
2,875,000	Senior Notes, 10.375% due 2/1/10	3,162,500
1,500,000	Senior Subordinated Notes, 9.500% due 2/1/14	1,567,500
2,605,000	K Hovnanian Enterprises, Senior Notes, 7.500% due 5/15/16	2,587,484
475,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	498,750
1,100,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.778% due 9/1/12	896,500
4,150,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	4,378,250
2,145,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	2,308,556

	Total Household Durables	15,669,863

Household Products — 0.6%
	Nutro Products Inc.:
435,000	Senior Notes, 9.230% due 10/15/13 (e)(f)	445,875
935,000	Senior Subordinated Notes, 10.750% due 4/15/14 (e)	972,400
2,745,000	Spectrum Brands Inc., Senior Subordinated Notes, 8.500% due 10/1/13	2,436,188
1,890,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (e)	1,852,200

	Total Household Products	5,706,663

Independent Power Producers & Energy Traders — 3.2%
130,000	Aes China Generating Co., Class A, 8.250% due 6/26/10	130,602
	AES Corp.:
730,000	Secured Notes, 9.000% due 5/15/15 (e)	799,350
	Senior Notes:
1,325,000	9.500% due 6/1/09	1,434,313
1,900,000	9.375% due 9/15/10	2,080,500
40,000	8.875% due 2/15/11	43,200
4,425,000	7.750% due 3/1/14	4,635,187
2,500,000	Calpine Generating Co. LLC, Senior Secured Notes, 11.169% due 4/1/11 (b)	2,687,500
	Dynegy Holdings Inc., Senior Debentures:
4,550,000	7.125% due 5/15/18	4,140,500
8,350,000	7.625% due 10/15/26	7,598,500
	NRG Energy Inc., Senior Notes:
1,675,000	7.250% due 2/1/14	1,687,563
7,375,000	7.375% due 2/1/16	7,457,969

	Total Independent Power Producers & Energy Traders	32,695,184

Industrial Conglomerates — 0.1%
759,000	KI Holdings Inc., Senior Discount Notes, step bond to yield 9.872% due 11/15/14	565,455
2,750,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (b)(c)(d)*	0

	Total Industrial Conglomerates	565,455

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         11

Schedule of Investments (April 30, 2006) (continued)

Face Amount†	Security(a)	Value

IT Services — 0.5%
4,035,000	Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13	$4,221,619
1,050,000	Unisys Corp., Senior Notes, 8.000% due 10/15/12	1,014,562

	Total IT Services	5,236,181

Machinery — 1.6%
	Case New Holland Inc., Senior Notes:
450,000	9.250% due 8/1/11	480,375
1,850,000	7.125% due 3/1/14 (e)	1,826,875
2,100,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (e)	2,226,000
1,525,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	1,677,500
4,375,000	Mueller Holdings Inc., Discount Notes, step bond to yield 13.769% due 4/15/14	3,631,250
1,850,000	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	1,951,752
4,000,000	Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11	4,230,000

	Total Machinery	16,023,752

Media — 11.2%
2,580,000	Affinion Group Inc., 10.125% due 10/15/13 (e)	2,676,750
4,455,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (e)	4,855,950
6,435,325	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	6,555,987
	CCH I Holdings LLC:
	Senior Accreting Notes:
11,525,000	step bond to yield 16.269% due 5/15/14	7,433,625
10,000,000	step bond to yield 17.441% due 1/15/15	5,400,000
4,245,000	Senior Secured Notes, 11.000% due 10/1/15	3,799,275
925,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (e)	934,250
1,375,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (e)	1,423,125
	CSC Holdings Inc.:
	Debentures:
345,000	7.875% due 2/15/18	351,038
3,850,000	Series B, 8.125% due 8/15/09	4,013,625
3,400,000	Senior Notes, Series B, 7.625% due 4/1/11	3,476,500
	Dex Media East LLC/Dex Media East Finance Co., Senior Notes:
1,750,000	9.875% due 11/15/09	1,872,500
813,000	Series B, 12.125% due 11/15/12	923,771
3,350,000	Dex Media Inc., Discount Notes, step bond to yield 8.367% due 11/15/13	2,864,250
2,344,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	2,593,050
3,022,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	3,244,873
9,325,000	EchoStar DBS Corp., Senior Notes, 7.125% due 2/1/16 (e)	9,150,156
2,500,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.492% due 10/15/13	2,137,500
1,375,000	Intelsat Subsidiary Holding Co. Ltd., Senior Notes, 9.614% due 1/15/12 (f)	1,402,500
1,950,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	1,618,500

See Notes to Financial Statements.

12         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Face Amount†	Security(a)	Value

Media — 11.2% (continued)
3,295,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	$3,566,838
460,000	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	472,650
4,825,000	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14	4,559,625
2,565,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	2,481,638
	R.H. Donnelley Corp.:
	Senior Discount Notes:
1,000,000	Series A-1, 6.875% due 1/15/13 (e)	935,000
2,200,000	Series A-2, 6.875% due 1/15/13 (e)	2,057,000
5,200,000	Senior Notes, Series A-3, 8.875% due 1/15/16 (e)	5,375,500
900,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (e)	1,003,500
	Radio One Inc., Senior Subordinated Notes:
100,000	6.375% due 2/15/13	94,500
3,475,000	Series B, 8.875% due 7/1/11	3,657,437
4,885,000	Rainbow National Services LLC, Senior Notes, 8.750% due 9/1/12 (e)	5,239,162
	Rogers Cable Inc.:
1,000,000	Senior Secured Notes, 6.250% due 6/15/13	978,750
760,000	Senior Secured Second Priority Notes, 6.750% due 3/15/15	759,050
4,225,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	4,320,062
750,000	Videotron Ltd., Senior Notes, 6.375% due 12/15/15	738,750
	XM Satellite Radio Inc., Senior Notes:
860,000	9.649% due 5/1/13 (e)(f)	872,900
1,565,000	9.750% due 5/1/14 (e)	1,580,650
	Yell Finance BV:
6,776,000	Senior Discount Notes, step bond to yield 13.176% due 8/1/11	7,131,740
606,000	Senior Notes, 10.750% due 8/1/11	648,420

	Total Media	113,200,397

Metals & Mining — 0.4%
2,225,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	2,453,062
275,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	309,375
385,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (e)	423,500
5,000,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (b)(c)(d)*	0
375,000	Vale Overseas Ltd., Notes, 6.250% due 1/11/16	370,313

	Total Metals & Mining	3,556,250

Multiline Retail — 0.6%
2,500,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	2,343,750
2,265,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (e)	2,434,875
1,543,000	Saks Inc., Notes, 9.875% due 10/1/11	1,712,730

	Total Multiline Retail	6,491,355

Office Electronics — 0.4%
4,375,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	4,528,125

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         13

Schedule of Investments (April 30, 2006) (continued)

Face Amount†	Security(a)	Value

Oil, Gas & Consumable Fuels — 6.6%
815,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	$841,488
	Chesapeake Energy Corp., Senior Notes:
6,250,000	6.625% due 1/15/16	6,093,750
2,725,000	6.875% due 11/15/20 (e)	2,690,938
5,127,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	5,485,890
	El Paso Corp.:
	Medium-Term Notes:
5,425,000	7.800% due 8/1/31	5,397,875
6,325,000	7.750% due 1/15/32	6,309,187
5,200,000	Notes, 7.875% due 6/15/12	5,408,000
2,510,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,491,175
2,325,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16 (e)	2,400,563
1,465,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (e)	1,457,675
	Pemex Project Funding Master Trust:
3,100,000	6.125% due 8/15/08	3,126,350
250,000	7.375% due 12/15/14	265,625
4,575,000	Plains Exploration & Production Co., Senior Notes, 7.125% due 6/15/14	4,655,062
2,000,000	Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11	2,085,000
500,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (e)	512,500
1,000,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	1,067,500
	Whiting Petroleum Corp., Senior Subordinated Notes:
2,550,000	7.250% due 5/1/12	2,562,750
1,975,000	7.000% due 2/1/14	1,965,125
	Williams Cos. Inc.:
	Notes:
3,650,000	7.875% due 9/1/21	3,905,500
3,225,000	8.750% due 3/15/32	3,732,937
3,700,000	Senior Notes, 7.625% due 7/15/19	3,903,500

	Total Oil, Gas & Consumable Fuels	66,358,390

Paper & Forest Products — 1.6%
3,850,000	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	3,561,250
4,375,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	4,440,625
4,850,000	Buckeye Technologies Inc., Senior Subordinated Notes, 8.000% due 10/15/10	4,728,750
650,000	Domtar Inc., Notes, 5.375% due 12/1/13	547,625
	NewPage Corp., Senior Secured Notes:
510,000	10.000% due 5/1/12	548,887
660,000	10.930% due 5/1/12 (f)	726,000
800,000	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (e)	807,167
1,000,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	940,000
435,000	Tembec Industries Inc., Senior Notes, 7.750% due 3/15/12	259,913

	Total Paper & Forest Products	16,560,217

Personal Products — 0.5%
4,350,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11	4,556,625

See Notes to Financial Statements.

14         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Face Amount†	Security(a)	Value

Pharmaceuticals — 0.4%
2,025,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	$1,984,500
1,915,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	1,905,425

	Total Pharmaceuticals	3,889,925

Real Estate Investment Trusts (REITs) — 1.1%
	Host Marriott LP, Senior Notes:
2,500,000	7.125% due 11/1/13	2,550,000
1,625,000	Series I, 9.500% due 1/15/07	1,669,688
3,400,000	Series O, 6.375% due 3/15/15	3,306,500
3,525,000	MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11	4,071,375

	Total Real Estate Investment Trusts (REITs)	11,597,563

Road & Rail — 0.5%
	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes:
1,910,000	7.576% due 5/15/14 (e)(f)	1,974,463
130,000	7.750% due 5/15/16 (e)	132,925
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
420,000	10.250% due 6/15/07	438,900
2,500,000	9.375% due 5/1/12	2,700,000
160,000	12.500% due 6/15/12	178,000

	Total Road & Rail	5,424,288

Semiconductors & Semiconductor Equipment — 0.6%
	Amkor Technology Inc.:
2,825,000	Senior Notes, 9.250% due 2/15/08	2,990,969
2,300,000	Senior Subordinated Notes, 10.500% due 5/1/09	2,354,625
1,075,000	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	1,007,812

	Total Semiconductors & Semiconductor Equipment	6,353,406

Software — 0.1%
1,380,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (e)	1,411,050

Specialty Retail — 1.8%
	AutoNation Inc., Senior Notes:
700,000	7.045% due 4/15/13 (e)(f)	715,750
875,000	7.000% due 4/15/14 (e)	883,750
305,000	Blockbuster, Inc., Senior Subordinated Notes, 9.000% due 9/1/12 (e)	289,750
4,050,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	4,272,750
565,000	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (e)	587,600
2,400,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	2,424,000
1,600,000	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12	1,408,000
3,325,000	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	3,308,375
2,281,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	2,463,480
1,680,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,600,200

	Total Specialty Retail	17,953,655

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         15

Schedule of Investments (April 30, 2006) (continued)

Face Amount†		Security(a)	Value

Textiles, Apparel & Luxury Goods — 1.3%
		Levi Strauss & Co., Senior Notes:
1,150,000		9.740% due 4/1/12 (f)	$1,203,187
810,000		12.250% due 12/15/12	919,350
4,825,000		9.750% due 1/15/15	5,114,500
665,000		Russell Corp., Senior Notes, 9.250% due 5/1/10	698,250
2,950,000		Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	2,050,250
3,275,000		Tommy Hilfiger USA Inc., Notes, 6.850% due 6/1/08	3,389,625

		Total Textiles, Apparel & Luxury Goods	13,375,162

Wireless Telecommunication Services — 2.7%
1,825,000		American Tower Corp., Senior Notes, 7.500% due 5/1/12	1,879,750
2,125,000		Centennial Communications Corp., Senior Notes, 10.740% due 1/1/13 (f)	2,231,250
325,000		Dobson Cellular Systems Inc., First Priority Senior Secured Notes, 8.375% due 11/1/11	346,125
14,050,000		Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	14,678,358
3,800,000		U.S. Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	4,275,000
3,900,000		UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	4,299,750

		Total Wireless Telecommunication Services	27,710,233

		TOTAL CORPORATE BONDS & NOTES (Cost — $848,882,228)	851,325,791

CONVERTIBLE BOND & NOTE — 0.3%
Wireless Telecommunication Services — 0.3%
2,675,000		American Tower Corp., Notes, 5.000% due 2/15/10 (Cost — $1,509,937)	2,664,969

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
1,975,400		Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (b)(c)(d)* (Cost — $2,052,466)	0

U.S. GOVERNMENT OBLIGATIONS — 2.1%
U.S. Government Obligations — 2.1%
		U.S. Treasury Notes:
9,570,000		4.500% due 2/15/16	9,155,801
14,000,000		4.500% due 2/15/36	12,585,790

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $22,248,029)	21,741,591

SOVEREIGN BONDS — 9.0%
Argentina — 0.3%
		Republic of Argentina:
1,400,000	EUR	9.250% due 10/21/02 (b)	525,769
300,000	EUR	9.000% due 6/20/03 (b)	112,665
250,000	EUR	10.250% due 1/26/07 (b)	101,383
275,000	EUR	8.000% due 2/26/08 (b)	105,446

See Notes to Financial Statements.

16         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Face Amount†		Security(a)	Value

Argentina — 0.3% (continued)
1,841,875		4.889% due 8/3/12 (f)	$1,735,234
825,000	EUR	GDP Linked Securities, 0.000% due 12/15/35 (f)	106,747
		Medium-Term Notes:
600,000	EUR	8.125% due 10/4/03 (b)	226,276
1,175,000	EUR	7.000% due 3/18/04 (b)	457,957
525,000	EUR	9.000% due 5/24/05 (b)(e)	204,619

		Total Argentina	3,576,096

Brazil — 1.6%
		Federative Republic of Brazil:
7,670,000		11.000% due 8/17/40	9,882,795
		Collective Action Securities:
3,449,000		8.000% due 1/15/15	3,748,201
2,005,000		8.750% due 2/4/25	2,270,662

		Total Brazil	15,901,658

Chile — 0.2%
1,910,000		Republic of Chile, 5.500% due 1/15/13	1,881,789

Colombia — 0.5%
		Republic of Colombia:
3,325,000		11.750% due 2/25/20	4,746,438
105,000		10.375% due 1/28/33	144,506

		Total Colombia	4,890,944

Ecuador — 0.2%
2,100,000		Republic of Ecuador, 9.000% due 8/15/30 (e)	2,175,600

El Salvador — 0.2%
		Republic of El Salvador:
1,300,000		7.750% due 1/24/23 (e)	1,413,750
270,000		8.250% due 4/10/32 (e)	292,950

		Total El Salvador	1,706,700

Indonesia — 0.0%
400,000		Republic of Indonesia, 8.500% due 10/12/35 (e)	441,500

Mexico — 1.7%
		United Mexican States:
1,020,000		11.375% due 9/15/16	1,412,700
1,410,000		8.125% due 12/30/19	1,635,600
		Medium-Term Notes:
870,000		5.625% due 1/15/17	834,113
		Series A:
516,000		6.375% due 1/16/13	525,804
2,894,000		5.875% due 1/15/14	2,859,272
8,795,000		8.000% due 9/24/22	10,120,846

		Total Mexico	17,388,335

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         17

Schedule of Investments (April 30, 2006) (continued)

Face Amount†	Security(a)	Value

Panama — 0.4%
	Republic of Panama:
1,285,000	9.625% due 2/8/11	$1,468,113
550,000	7.250% due 3/15/15	580,525
1,689,509	PDI, 5.563% due 7/17/16 (f)	1,668,390

	Total Panama	3,717,028

Peru — 0.6%
	Republic of Peru:
40,000	9.875% due 2/6/15	47,550
169,750	FLIRB, 5.000% due 3/7/17 (e)(f)	162,536
	Global Bonds:
220,000	8.375% due 5/3/16	240,240
6,150,000	7.350% due 7/21/25	6,103,875

	Total Peru	6,554,201

Philippines — 0.5%
	Republic of the Philippines:
1,675,000	8.250% due 1/15/14	1,819,427
700,000	9.375% due 1/18/17	816,795
1,975,000	9.500% due 2/2/30	2,341,560

	Total Philippines	4,977,782

Russia — 1.4%
	Russian Federation:
377,778	8.250% due 3/31/10 (e)	397,139
1,225,000	11.000% due 7/24/18 (e)	1,736,437
275,000	12.750% due 6/24/28 (e)	481,250
10,475,000	5.000% due 3/31/30 (e)	11,378,469

	Total Russia	13,993,295

South Africa — 0.1%
	Republic of South Africa:
575,000	9.125% due 5/19/09	629,912
725,000	6.500% due 6/2/14	745,844

	Total South Africa	1,375,756

Turkey — 0.7%
	Republic of Turkey:
500,000	11.750% due 6/15/10	599,250
5,875,000	7.000% due 6/5/20	5,933,750
335,000	11.875% due 1/15/30	510,875

	Total Turkey	7,043,875

Ukraine — 0.1%
810,000	Republic of Ukraine, 7.650% due 6/11/13 (e)	848,475

Uruguay — 0.1%
955,000	Republic of Uruguay, Benchmark Bonds, 7.500% due 3/15/15	988,425

See Notes to Financial Statements.

18         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Face Amount†	Security(a)	Value

Venezuela — 0.4%
	Bolivarian Republic of Venezuela:
965,000	5.375% due 8/7/10 (e)	$937,980
750,000	7.650% due 4/21/25	807,562
1,550,000	Collective Action Securities, Notes, 10.750% due 9/19/13	1,933,625

	Total Venezuela	3,679,167

	TOTAL SOVEREIGN BONDS (Cost — $87,534,986)	91,140,626

Shares
ESCROWED SHARES (b)(d) — 0.0%
8,800,000	Breed Technologies Inc. (c)*	0
2,025,000	Pillowtex Corp.*	0
2,648,056	Vlasic Foods International Inc. (c)(d)*	52,961

	TOTAL ESCROWED SHARES (Cost — $0)	52,961

COMMON STOCKS — 4.0%
CONSUMER DISCRETIONARY — 2.2%
Household Durables — 0.3%
10,685,938	Home Interiors of Gifts Inc. (c)(d)*	2,885,204
52,472	Mattress Discounters Corp. (c)(d)*	0

	Total Household Durables	2,885,204

Media — 1.9%
681,436	NTL Inc.*	18,725,861

	TOTAL CONSUMER DISCRETIONARY	21,611,065

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
3,784	Imperial Sugar Co.	129,299

MATERIALS — 0.1%
Chemicals — 0.1%
93,506	Applied Extrusion Technologies Inc., Class A Shares (g)*	748,048

TELECOMMUNICATION SERVICES — 1.7%
Wireless Telecommunication Services — 1.7%
507,364	American Tower Corp., Class A Shares*	17,321,407

UTILITIES — 0.0%
Independent Power Producers & Energy Traders — 0.0%
11,762	Mirant Corp.*	288,875

	TOTAL COMMON STOCKS (Cost — $38,910,100)	40,098,694

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         19

Schedule of Investments (April 30, 2006) (continued)

Shares	Security(a)	Value

PREFERRED STOCK (c)(d) — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
17,552	TCR Holdings Corp., Class B Shares*	$17
9,654	TCR Holdings Corp., Class C Shares*	10
25,451	TCR Holdings Corp., Class D Shares*	25
52,657	TCR Holdings Corp., Class E Shares*	53

	TOTAL PREFERRED STOCK (Cost — $6,260)	105

Warrants
WARRANTS — 0.1%
18,500	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	647,500
3,500	Brown Jordan International Inc., Expires 8/15/07 (c)(e)*	32
30,928,049	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (b)(c)*	93
2,750	Leap Wireless International Inc., Expires 4/15/10 (c)(d)(e)*	0
3,500	Mattress Discounters Co., Expires 7/15/07 (c)(d)(e)*	0
13,614	Pillowtex Corp., Expires 11/24/09 (c)(d)*	68
5,000	UbiquiTel Inc., Expires 4/15/10 (c)(d)(e)*	50
	United Mexican States:
2,000	Series XW05, Expires 11/9/06*	64,000
1,625	Series XW10, Expires 10/10/06*	77,187
1,500	Series XW20, Expires 9/1/06*	124,500

	TOTAL WARRANTS (Cost — $689,986)	913,430

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,001,833,992)	1,007,938,167

Face Amount
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.3%
$2,971,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 4/28/06, 4.750% due 5/1/06; Proceeds at maturity — $2,972,176; (Fully collateralized by various U.S. Treasury obligations, 0.875% due 4/15/10; Market value - $3,033,061) (Cost — $2,971,000)	2,971,000

Shares
Securities Purchased from Securities Lending Collateral — 0.1%
748,048	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $748,048)	748,048

	TOTAL SHORT-TERM INVESTMENTS (Cost — $3,719,048)	3,719,048

	TOTAL INVESTMENTS — 100.0% (Cost — $1,005,553,040#)	$1,011,657,215

See Notes to Financial Statements.

20         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All securities except for those that are on loan are segregated as collateral pursuant to a loan agreement and/or extended settlements.
(b)	Security is currently in default.
(c)	Illiquid security.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(f)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2006.
(g)	All or a portion of this security is on loan (See Notes 1 and 3).
#	Aggregate cost for federal income tax purposes is $1,005,789,343.

Abbreviations used in this schedule:
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bonds
GDP	— Gross Domestic Product
MXN	— Mexican Peso
PDI	— Past Due Interest

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         21

Statement of Assets and Liabilities (April 30, 2006)

ASSETS:
Investments, at value (Cost — $1,005,553,040)	$1,011,657,215
Cash	111
Receivable for securities sold	21,602,749
Interest receivable	19,525,430
Prepaid expenses	53,175

Total Assets	1,052,838,680

LIABILITIES:
Loan payable (Note 4)	125,000,000
Payable for securities purchased	14,381,916
Payable for loaned securities collateral (Notes 1 and 3)	748,048
Investment management fee payable	679,269
Interest payable (Note 4)	481,776
Directors’ fees payable	267
Accrued expenses	209,404

Total Liabilities	141,500,680

Total Net Assets	$911,338,000

NET ASSETS:
Par value ($0.001 par value; 77,614,787 shares issued and outstanding; 100,000,000 shares authorized)	$77,615
Paid-in capital in excess of par value	1,041,434,075
Undistributed net investment income	684,512
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(136,962,010)
Net unrealized appreciation on investments and foreign currencies	6,103,808

Total Net Assets	$911,338,000

Shares Outstanding	77,614,787

Net Asset Value	$11.74

See Notes to Financial Statements.

22         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Statement of Operations (For the year ended April 30, 2006)

INVESTMENT INCOME:
Interest	$91,164,379
Income from securities lending	782,040
Dividends	151,985

Total Investment Income	92,098,404

EXPENSES:
Interest expense (Notes 3 and 4)	9,883,300
Investment management fee (Note 2)	9,825,676
Administration fees	323,722
Transfer agent fees	158,341
Custody fees	109,795
Shareholder reports	102,997
Directors’ fees	70,661
Audit and tax	66,949
Stock exchange listing fees	64,937
Loan fees	64,927
Legal fees	39,793
Insurance	19,953
Miscellaneous expenses	5,042

Total Expenses	20,736,093
Less: Fee waivers and/or expense reimbursements (Note 2)	(19,902)

Net Expenses	20,716,191

Net Investment Income	71,382,213

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	47,017,661
Swap contracts	238,453
Foreign currency transactions	(35,949)

Net Realized Gain	47,220,165

Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,411,529
Swap contracts	318,962
Foreign currencies	(276)

Change in Net Unrealized Appreciation/Depreciation	1,730,215

Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	48,950,380

Increase in Net Assets From Operations	$120,332,593

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         23

Statements of Changes in Net Assets (For the years ended April 30,)

	2006	2005
OPERATIONS:
Net investment income	$71,382,213	$78,287,028
Net realized gain	47,220,165	41,148,981
Change in net unrealized appreciation/depreciation	1,730,215	(20,898,279)

Increase in Net Assets From Operations	120,332,593	98,537,730

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(70,629,457)	(93,751,761)

Decrease in Net Assets From Distributions to Shareholders	(70,629,457)	(93,751,761)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (1,549,854 shares issued)	—	17,827,283

Increase in Net Assets From Fund Share Transactions	—	17,827,283

Increase in Net Assets	49,703,136	22,613,252
NET ASSETS:
Beginning of year	861,634,864	839,021,612

End of year*	$911,338,000	$861,634,864

* Includes undistributed (overdistributed) net investment income of:	$684,512	$(264,582)

See Notes to Financial Statements.

24         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Statement of Cash Flows (For the year ended April 30, 2006)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$87,592,830
Operating expenses paid	(11,262,967)
Net sales of short-term investments	55,515,000
Realized loss on foreign currency transactions	(35,949)
Realized gain on swap contracts	238,453
Net change in unrealized depreciation on foreign currencies	(276)
Purchases of long-term investments	(587,313,708)
Proceeds from disposition of long-term investments	808,415,420
Interest paid	(10,253,769)

Net Cash Provided By Operating Activities	342,895,034

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(70,629,457)
Received from brokers for initial margin on credit default swap contracts	330,000
Repayment on loan	(175,000,000)
Repayment of reverse repurchase agreements	(97,596,250)

Net Cash Flows Used By Financing Activities	(342,895,707)

Net Decrease in Cash	(673)
Cash, Beginning of year	784

Cash, End of year	$111

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$120,332,593

Accretion of discount on investments	(10,238,140)
Amortization of premium on investments	2,250,210
Decrease in investments, at value	236,180,488
Increase in payable for securities purchased	12,662,409
Decrease in interest and dividends receivable	3,482,356
Increase in receivable for securities sold	(20,974,337)
Decrease in prepaid expenses	1,315
Decrease in interest payable	(370,469)
Decrease in accrued expenses	(431,391)

Total Adjustments	222,562,441

Net Cash Flows Provided By Operating Activities	$342,895,034

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         25

Financial Highlights

For a share of capital stock outstanding throughout each year ended April 30:

	2006	2005(1)	2004	2003	2002
Net Asset Value, Beginning of Year	$11.10	$11.03	$10.42	$10.48	$11.08

Income (Loss) From Operations:
Net investment income	0.92	1.02	1.12	1.18	1.27
Net realized and unrealized gain (loss)	0.63	0.27	0.85	0.12	(0.50)

Total Income From Operations	1.55	1.29	1.97	1.30	0.77

Less Distributions From:
Net investment income	(0.91)	(1.22)	(1.38)	(1.16)	(1.18)
Return of capital	—	—	—	(0.22)	(0.20)

Total Distributions	(0.91)	(1.22)	(1.38)	(1.38)	(1.38)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—	—	0.02	0.02	0.01

Net Asset Value, End of Year	$11.74	$11.10	$11.03	$10.42	$10.48

Market Price, End of Year	$10.04	$11.14	$11.75	$11.65	$11.65

Total Return, Based on Net Asset Value†	14.43%	12.13%	19.99%	15.58%	7.84%

Total Return, Based on Market Price Per Share(2)	(1.58)%	5.39%	13.51%	15.00%	20.83%

Net Assets, End of Year (000s)	$911,338	$861,635	$839,022	$771,566	$750,334

Ratios to Average Net Assets:
Gross expenses	2.31%	2.69%	2.17%	2.49%	2.80%
Gross expenses, excluding interest expense	1.21	1.67	1.57	1.63	1.57
Net expenses	2.30 (3)	2.69	2.17	2.49	2.80
Net expenses, excluding interest expense	1.20 (3)	1.67	1.57	1.63	1.57
Net investment income	7.94	8.99	10.18	12.64	12.08

Portfolio Turnover Rate	55%	54%	50%	87%	118%

Supplemental Data:
Loans Outstanding, End of Year (000s)	$125,000	$300,000	$300,000	$300,000	$260,000
Asset Coverage For Loan Outstanding	829%	387%	380%	357%	389%
Weighted Average Loan (000s)	$203,630	$300,000	$300,000	$300,000	$260,000
Weighted Average Interest Rate on Loans	4.21%	2.44%	1.64%	2.15%	3.44%

(1)	Per share amounts have been calculated using the average shares method.
(2)	The total return calculation assumes that all distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell a share is excluded. Past performance is no guarantee of future results.
(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
†	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

26         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         27

Notes to Financial Statements (continued)

(d) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(e) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

28         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Notes to Financial Statements (continued)

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         29

Notes to Financial Statements (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Distributions to Shareholders. Distributions from net investment income for the Funds, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$43,788	—	$(43,788)
(b)	152,550	$(152,550)	—

(a)	Reclassifications are primarily due to a prior year taxable overdistribution.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of credit default swap contracts, and book/tax differences in the treatment of passive foreign investment companies.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc. (the “Manager” or “SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the Legg Mason transaction, and under the new investment management agreement, the Fund paid the Manager a fee calculated at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. These fees were calculated daily and paid monthly.

30         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Prior to August 1, 2005, the Fund had separate investment management and administration agreements. SBAM was compensated at an annual rate of 1.00% for management services and Smith Barney Fund Management LLC (“Administrator”), which for the period of this report was another indirect wholly-owned subsidiary of Citigroup, acted as the Fund’s administrator for which the Fund paid a monthly fee at an annual rate of 0.10% of the value of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Effective August 1, 2005, the Board of Directors of the Fund terminated the administration agreements and as a result this administration fee was no longer applicable as of that date.

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended April 30, 2006, the Manager reimbursed a portion of its management fee amounting to $19,902.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$599,940,778
Sales	828,612,699

At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$52,056,895
Gross unrealized depreciation	(46,189,023)

Net unrealized appreciation	$5,867,872

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$96,567,934	2.990%	$106,327,000

Interest rates on reverse repurchase agreements ranged from 0.35% to 3.65% during the year ended April 30, 2006. Interest expense incurred on reverse repurchase agreements totaled $1,307,940.

At April 30, 2006, the Fund had no open reverse repurchase agreements.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         31

Notes to Financial Statements (continued)

At April 30, 2006, the Fund loaned securities having a market value of $724,672. The Fund received cash collateral amounting to $748,048 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4.	Loan

At April 30, 2006, the Fund had a $125,000,000 loan pursuant to a revolving credit and security agreement with Crown Point Capital Company LLC (“Lender”) and Citicorp North America, Inc. (“CNA”). In addition, CNA acts as administrative agent of the credit facility. The loan generally bears interest at a variable rate based on the weighted average interest rates of the Lender’s commercial paper or LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowings outstanding and any additional expenses. For the year ended April 30, 2006, the Fund incurred interest expense on this loan in the amount of $8,575,360.

5.	Dividends Subsequent to April 30, 2006

On February 22, 2006, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.070 per common share payable on May 26, 2006 to shareholders of record on May 23, 2006.

On May 3, 2006, the Fund’s Board declared three distributions, each in the amount of $0.070 per share, payable on June 30, 2006, July 28, 2006 and August 25, 2006 to shareholders of record on June 27, 2006, July 25, 2006 and August 22, 2006, respectively.

6.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$70,629,457	$93,751,761

As of April 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,131,017

Capital loss carryforward*	(136,825,268)
Other book/tax temporary differences (a)	(446,505)
Unrealized appreciation/(depreciation) (b)	5,967,066

Total Accumulated Earnings/(Losses) — Net	$(130,173,690)

*	During the taxable year ended April 30, 2006, the Fund utilized $45,833,036 of its capital loss carryover available from prior years. As of April 30, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/2010	$(59,694,085)
4/30/2011	(77,131,183)

$(136,825,268)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the accrual of income on securities in default.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of passive foreign investment companies.

32         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Notes to Financial Statements (continued)

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds. The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         33

Notes to Financial Statements (continued)

affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment management services relating to the Fund.

34         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Salomon Brothers High Income Fund II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers High Income Fund II Inc. as of April 30, 2006, and the related statement of operations, changes in net assets, cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended April 30, 2005 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated June 22, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund II Inc. as of April 30, 2006, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 29, 2006

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         35

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers High Income Fund II Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 1998	Formerly Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 1998	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class II	Since 1998	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

36         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1998	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors

Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class III	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Fund

Officers:
Andrew B. Shoup Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of Legg Mason; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Legg Mason; Formerly Head of International Funds Administration of Legg Mason or its predecessors (from 2001 to 2003)	N/A	N/A

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason,	N/A	N/A
	Controller	2002- 2004	Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)	N/A	N/A

38         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason	N/A	N/A
(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2008, year 2006 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
(2)	Mr. Gerken in an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         39

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

40         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as for the matter voted on at the Special Meeting of Shareholders.

Item Voted on	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	38,590,025	3,511,930	2,011,223	0

Salomon Brothers High Income Fund II Inc. 2006 Annual Report          41

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Salomon Brothers High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

42         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the

Salomon Brothers High Income Fund II Inc. 2006 Annual Report         43

Dividend Reinvestment Plan (unaudited) (continued)

Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 1-888-888-0151.

44         Salomon Brothers High Income Fund II Inc. 2006 Annual Report

Salomon Brothers High Income Fund II Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

      Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Frances M. GugginO

Chief Financial Officer
and Treasurer

Ted P. Becker

Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

Salomon Brothers High Income Fund II Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

HIX

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

SAM0877 4/06	SR06-74

Salomon Brothers High Income Fund II Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and how information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 800-446-1013.

Information an how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended April 30, 2006. The aggregate fees billed in the last two fiscal years ending April 30, 2005 and April 30, 2006 (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,000 in 2005 and $33,000 in 2006. KPMG has not billed the Registrant for professional services rendered as of April 30, 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $8,500 in 2005 and $8,755 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $7,300 in 2005 and $5,666 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of April 30, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-

audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers High Income Fund II Inc., requiring pre-approval by the Audit Committee for the year ended April 30, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon Brothers High Income Fund II Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers High Income Fund II Inc. during the reporting period was $2.7 million for the year ended April 30, 2005.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers High Income Fund II Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers High Income Fund II Inc. during the reporting period was $75,000 and $0 for the years ended April 30, 2005 and April 30, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management1(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Michael C.Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30 , 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	90 registered investment companies with $42.3 billion in total assets under management	20 Other pooled investment vehicles with $21.8 billion in assets under management	886 Other accounts with $215.5 billion in total assets under management*

Stephen A. Walsh‡	90 registered investment companies with $42.3 billion in total assets under management	20 Other pooled investment vehicles with $21.8 billion in assets under management	886 Other accounts with $215.5 billion in total assets under management*

Keith J. Gardner‡	5 registered investment companies with $705 million in total assets under management	3 Other pooled investment vehicles with $1.87 billion in assets under management	4 Other accounts with $368.3 billion in total assets under management**

Michael C. Buchanan‡	12 registered investment Companies with $4.5 Billion in total assets Under management	2 Other pooled investment vehicles with $2.26 billion in assets under management	9 Other accounts with $820 million in total assets under management

*	Includes 48 accounts managed, totaling $13.4 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $12.6 million, for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of April 20, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None
Keith J. Gardner	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers High Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers High Income Fund II Inc.

Date: July 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers High Income Fund II Inc.

Date: July 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers High Income Fund II Inc.

Date: July 10, 2006